SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2000


                                   LABTEC INC.
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               (Exact Name of Registrant as Specified in Charter)


             Massachusetts               0-27302              04-3116697
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     (State or Other Jurisdiction      (Commission          (IRS Employer
           of Incorporation)            File No.)        Identification No.)




1499 S.E. Tech Center Place, Suite 350, Vancouver, Washington             98683
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(Address of Principal Executive Offices)                              (Zip Code)

           Registrant's telephone number, including area code: (360) 896-2000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.           Changes in Registrant's Certifying Accountant.

(a)               Previous independent accountant

                  On February 8, 2000, the Company dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent public accountants. The decision to dismiss PricewaterhouseCoopers was approved by the Board of Directors of the Company.

                  PricewaterhouseCoopers' report on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

                  In connection with the audits by PricewaterhouseCoopers of the Company's financial statements for the Company's two most recent fiscal years, and the subsequent interim period through February 8, 2000, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Company for the two most recent fiscal years. The term "disagreement" is utilized in accordance with Instruction 4 to Item 304 of Regulation S-K.

                  During the Company's two most recent fiscal years, and the subsequent interim period through February 8, 2000, there were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                  The Company has provided PricewaterhouseCoopers with a copy of this Report, and has requested that PricewaterhouseCoopers furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as Exhibit 16.

(b)               New independent accountant

                  On February 8, 2000, the Company selected Grant Thornton LLP ("Grant Thornton") as the Company's independent public accountants. The decision to change auditors was approved by the Board of Directors of the Company.

                  During the two most recent fiscal years and the subsequent interim period through February 8, 2000, neither the Company nor anyone on behalf of the Company consulted Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)      Financial statements of business acquired: Not Applicable.

          (b)      Pro forma financial statements: Not Applicable.

          (c)      Exhibits:

                   16. Letter of PricewaterhouseCoopers LLP re: change in certifying accountant.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             LABTEC INC.


Date:    February 11, 2000                  By:  /s/  Robert G. Wick
                                                 -------------------------------
                                                  Robert G. Wick
                                                  President and Chief Executive
                                                  Officer




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                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------
16.      Letter  of   PricewaterhouseCoopers   LLP  re:  change  in  certifying
         accountant.